



                                                  ANTEON INTERNATIONAL CORPORATION
                                           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                         For the three months ended March 31, 2005 and 2004
                                               ($ and shares in thousands, except EPS)


                                               Three Months Ended    Three Months Ended      Percentage
                                                 March 31, 2005        March 31, 2004          Change
                                               -------------------   -------------------    --------------


Revenues                                            $   349,982          $    288,150               21.5%

   Costs of revenues                                    298,226               248,059
   General and  administrative expenses                  20,270                15,875
   Amortization of intangible assets                        686                   679
                                               ----------------      ----------------
Operating income                                         30,800                23,537               30.9%
    Operating margin                                       8.8%                  8.2%

   Other income                                             873                     2
   Interest expense, net of interest income               2,214                 1,794
   Minority interest in earnings                           (29)                   (5)
                                               ----------------      ----------------
Pretax income                                            29,430                21,740               35.4%
   Income tax provision                                  11,406                 8,406
                                               ----------------      ----------------
Net income                                          $    18,024          $     13,334               35.2%
                                               ================      ================
    After tax margin                                       5.1%                  4.6%

EBITDA                                                   33,421                25,266               32.3%
Cash flow from operations                                51,713                   549
Tax rate                                                  38.8%                 38.7%

Basic shares                                             36,287                35,448
Diluted shares                                           37,590                37,147
EPS, basic                                          $      0.50          $       0.38               30.7%
EPS, diluted                                        $      0.48          $       0.36               33.3%





                                               ANTEON INTERNATIONAL CORPORATION
                                             CONDENSED CONSOLIDATED BALANCE SHEETS
                                                        (in thousands)


                                                                 As of                     As of
                                                            March 31, 2005           December 31, 2004            $ Change
                                                         ------------------        -------------------       -----------------

ASSETS
    Cash and cash equivalents                                 $      35,145            $         4,103            $     31,042
    Accounts receivable, net                                        299,133                    317,296                (18,163)
    Other current assets                                             15,509                     17,205                 (1,696)

    Property and equipment, net                                      13,367                     12,920                     447
    Goodwill, net                                                   241,951                    242,066                   (115)
    Intangible and other assets, net                                 18,329                     19,836                 (1,507)
                                                         ------------------        -------------------       -----------------
Total assets                                                  $     623,434            $       613,426            $     10,008
                                                         ==================        ===================       =================

LIABILITIES AND STOCKHOLDERS' EQUITY

    Accounts payable, accrued expenses and other
      current liabilities                                     $     157,010            $       154,031            $      2,979
    Indebtedness                                                    164,175                    184,388                (20,213)
    Deferred revenue                                                 22,024                     13,764                   8,260
    Other long-term liabilities                                      13,267                     13,685                   (418)
                                                         ------------------        -------------------       -----------------
Total liabilities                                                   356,476                    365,868                 (9,392)

Minority interest in subsidiaries                                       311                        282                      29
Stockholders' equity                                                266,647                    247,276                  19,371
                                                         ------------------        -------------------       -----------------
Total liabilities and stockholders' equity                    $     623,434            $       613,426            $     10,008
                                                         ==================        ===================       =================



                                                  ANTEON INTERNATIONAL CORPORATION
                                           CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                           ( in thousands)
                                               Three months ended March 31, 2005, 2004

                                                                        Three Months Ended    Three Months Ended
                                                                          March 31, 2005        March 31, 2004
                                                                        -------------------   -------------------
Cash flows from operating activities:

Net income                                                                  $    18,024           $   13,334
Adjustments to reconcile net income  to net cash
    provided by (used in) operating activities:
Gain on reversal of acquisition related reserve                                   (900)                   --
Depreciation and amortization of property and equipment, intangible
assets and deferred financing fees                                                1,940                1,916
Deferred income taxes                                                             (966)                (877)
Minority interest in earnings of subsidiaries                                        29                    5
Changes in assets and liabilities, net of acquired assets and
liabilities                                                                      33,586             (13,829)
                                                                        ---------------         ------------
Net cash provided  by operating activities                                       51,713                  549
                                                                        ---------------         ------------

Cash flows from investing activities:
Purchases of property and equipment and other assets                            (1,538)                (685)
Costs of acquisitions, net of cash acquired                                         115                   --
                                                                        ---------------         ------------
Net cash used in investing activities                                           (1,423)                (685)
                                                                        ---------------         ------------

Cash flows from financing activities:
Deferred financing costs                                                             --                 (75)
Principal payments on term loans                                                  (413)                (375)
Net proceeds (payments) on revolving credit facility                           (19,800)                (300)
Proceeds from issuance of common stock, net of expenses                           1,045                1,109
Principal payments under capital lease obligations                                 (80)                 (82)
                                                                        ---------------         ------------
Net cash provided by (used for) financing activities                           (19,248)                  277
                                                                        ---------------         ------------

Net increase (decrease) in cash and cash equivalents                             31,042                  141

Cash and cash equivalents, beginning of year                                      4,103                2,088
                                                                        ---------------         ------------
Cash and cash equivalents, end of year                                      $    35,145           $    2,229
                                                                        ===============         ============



                                            RECONCILIATION BETWEEN NET INCOME AND EBITDA
                                                           ( in thousands)

                                                                                                   Trailing
                                                                                                    Twelve
                                            Q2 2004       Q3 2004       Q4 2004      Q1 2005        Months
                                            -------       -------       -------      -------        ------
Net Income                                $    14,665   $   16,849    $   16,957   $   18,024     $  66,495

Provision for income taxes                      8,271        9,936        10,503       11,406        40,116
Interest expense, net of interest income        1,950        1,831         2,194        2,214         8,189
Amortization                                      680          542           775          686         2,683
Depreciation                                      934          958         1,071        1,091         4,054
                                          -----------   ----------    ----------   ----------   -----------
EBITDA (1)                                $    26,500   $   30,116    $   31,500   $   33,421     $ 121,537
                                          ===========   ==========    ==========   ==========   ===========


(1) The Company believes that EBITDA is a useful supplement to net income and other income statement data in understanding cash flows generated from operations that are available for taxes, debt service and capital expenditures. "EBITDA" as defined represents income before income taxes plus depreciation, amortization, and net interest expense. EBITDA is a key financial measure but should not be construed as an alternative to operating income or cashflows from operating activities (as determined in accordance with accounting principles generally accepted in the United States of America).

     RECONCILIATION BETWEEN TOTAL REVENUE GROWTH AND ORGANIC REVENUE GROWTH
                                 (in thousands)

                                                              Q1 2005
                                                          ---------------

                  2004Revenue                             $      288,150
                  2005 Revenue                                   349,982
                                                          ---------------
                  Total Revenue Growth over 2004                   21.5%

                  2004 Revenue (a)                               288,150
                                                          ===============

                  2005 Revenue                                   349,982
                  Less 2005 IMSI and STI Revenues               (12,430)
                                                          ---------------
                  Adjusted Total 2005 Revenue (b)         $      337,552
                                                          ===============

                  Organic Revenue Growth over 2004
                  (b-a)/a   (2)                                    17.1%

(2) The Company believes that organic growth is a useful supplemental measure to revenue. The Company uses organic growth as part of its evaluation of core operating results and underlying trends.


          RECONCILIATION OF CASH FLOW FROM OPERATIONS TO FREE CASH FLOW
                                 (in thousands)

                      Free Cash Flow                        Q1 2005
                      --------------                    --------------
                      Cash flow from operations           $     51,713
                      Less: capital expenditures               (1,538)
                                                        --------------
                      Free cash flow  (3)                 $     50,175
                                                        ==============


(3) The Company believes that free cash flow is a useful supplemental measure of cash available to the Company after the payments for the capital expenditures.


                              NET DEBT RECONCILIATION
                                  ( in thousands)
                                                           As of
         Net Debt                                      March 31, 2005
         --------                                      ---------------
         Revolving Credit Facility                       $          --
         Term Loan B                                           164,175
                                                       ---------------
         Total  debt:                                          164,175

         Less: Cash                                           (35,145)
                                                       ---------------
         Net Debt  (4)                                   $     129,030
                                                       ===============

(4) The Company believes that net debt is a useful measure of actual indebtedness of the Company.

              RECONCILIATION BETWEEN PRO FORMA EPS AND REPORTED EPS
                           (in thousands, except EPS)

                                      2005
 -------------------------------------------------------------------------------
                                                                       Q1
                                                                 --------------
                      Net Income                                  $     18,024

                      Basic Shares                                      36,287
                      Diluted Shares                                    37,590

                      Reported Basic EPS                          $       0.50
                      Reported Diluted EPS                        $       0.48

                      Subtract: Other Income (net of tax)                  551
                                                                 --------------
                      Pro Forma Net Income                        $     17,473

                      Basic Shares                                      36,287
                      Diluted Shares                                    37,590

                      Pro Forma Basic EPS   (5)                   $       0.48
                      Pro Forma Diluted EPS (5)                   $       0.46



(5) The Company believes that pro forma basic and diluted EPS calculations, which exclude non-recurring events, are a better reflection of on-going operational performance.